                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:

/X/  Preliminary proxy statement
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-ll(c) or Rule 14a-12

                    Liberty Equipment Investors L.P. - 1984
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               (Name of Registrant as Specified in Its Charter)

                            Whitehall Partners Inc.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-ll(c)(l)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Units of Limited Partnership Interest and Depositary Receipts for
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Certificates of Partnership Interest
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(2)  Aggregate number of securities to which transactions applies:
     31,338.3
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)  Proposed maximum aggregate value of transaction:

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/ /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, schedule or registration statement no.:

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(3)  Filing party:

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(4)  Date filed:

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